UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

--------------

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2023

TRANS-LUX CORPORATION

---------------------

(Exact name of registrant as specified in its charter)

Delaware                                       1-2257                        13-1394750

-------------------------------------------------------------------------------------------

(State or other jurisdiction        (Commission                (I.R.S. Employer

of incorporation)                          File Number)             Identification No.)

254 West 31st Street, 12th Floor, New York, New York 10001

----------------------------------------------------

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (800) 243-5544

--------------------------------------------------------------

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

------------------------------------------------------------------------------------------------------------------------------------------------

Item 5.07              Submission of Matters to a Vote of Security Holders.

On May 25, 2023, at the 2021/2022/2023 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, the following matters were submitted to a vote of stockholders of the Company: (1)(a) the approval of the advisory resolution on executive compensation; (1)(b) the approval of the advisory resolution on the frequency of future advisory votes on executive compensation; (2) the election of five directors of the Company to serve as directors until the 2024 or 2025 or 2026 Annual Meetings of Stockholders, or until the election and qualification of their successors, or their earlier death, resignation or removal; and (3) the ratification of the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.  Pursuant to the results of the non-binding advisory vote to approve the frequency of stockholder votes on executive compensation, the Board of Directors of the Company has determined that the Company shall hold a stockholder vote on executive compensation every three years.

The total number of shares of the Company’s Common Stock voted in person or by proxy at the Annual Meeting was 12,128,992 representing approximately 89.9% of the 13,496,276 shares outstanding and entitled to vote at the Annual Meeting.  The director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote.  Set forth below is the number of votes cast for, against or withheld, as well as the number of broker non-votes and abstentions as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

1(a).   Advisory resolution on executive compensation.

For	Against	Abstain	Broker Non-Votes	Total
11,578,889	20,565	10,240	519,298	12,128,992

1(b).   Advisory resolution on the frequency of future advisory votes on executive compensation.

Three Years	Two Years	One Year	Abstain	Broker Non-Votes	Total
11,334,556	4,200	270,938	-	519,298	12,128,992

2.   Election of Directors.

Nominee	For	Withheld	Broker Non-Votes	Total
Marco Elser	11,598,324	11,370	519,298	12,128,992
Nicholas J. Fazio	11,554,993	54,701	519,298	12,128,992
Jie Feng	11,382,772	226,922	519,298	12,128,992
Yantao Yu	11,379,522	230,172	519,298	12,128,992
Salvatore J. Zizza	11,591,074	18,620	519,298	12,128,992

3.   Ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes	Total
12,033,326	91,666	4,000	-	12,128,992

No other business properly came before the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

	by:	/s/ Todd Dupee
Todd Dupee
Senior Vice President and Chief Accounting Officer

Dated: May 31, 2023

3